                                                                   EXHIBIT 99.21

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625 % ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                               COLLECTION PERIOD             21
SERVICER REPORT DATE: 11-Jul-01                BEGINNING:              1-Jun-01
DISTRIBUTION DATE:    16-Jul-01                ENDING:                30-Jun-01

                          ORIG PRINCIPAL    BEG PRINCIPAL        PRINCIPAL         INTEREST         TOTAL           END PRINCIPAL
                             BALANCE          BALANCE          DISTRIBUTION     DISTRIBUTION (*)   DISTRIBUTION         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
       CLASS A-1 NOTES    $125,000,000.00   $          0.00                 -    $          0.00                -   $          0.00
       CLASS A-2 NOTES    $314,000,000.00   $          0.00    $         0.00    $          0.00                -   $          0.00
       CLASS A-3 NOTES    $196,000,000.00   $189,964,107.00    $18,496,602.13    $  1,068,548.10    19,565,150.23   $171,467,504.87
       CLASS A-4 NOTES    $151,800,000.00   $151,800,000.00    $         0.00    $    877,910.00       877,910.00   $151,800,000.00
-----------------------------------------------------------------------------------------------------------------------------------
         NOTE TOTALS      $786,800,000.00   $341,764,107.00    $18,496,602.13    $  1,946,458.10   $20,443,060.23   $323,267,504.87
-----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                             PRINCIPAL         INTEREST        END PRINCIPAL
                            DISTRIBUTION     DISTRIBUTION         BALANCE
-----------------------------------------------------------------------------
       CLASS A-1 NOTES                  -                 -                 -
       CLASS A-2 NOTES                  -                 -                 -
       CLASS A-3 NOTES        94.37041903        5.45177603      874.83420852
       CLASS A-4 NOTES                  -        5.78333333    1,000.00000000
-----------------------------------------------------------------------------
         NOTE TOTALS          94.37041903       11.23510936    1,874.83420852
-----------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                               COLLECTION PERIOD             21
SERVICER RPT DATE: 11-Jul-01                   BEGINNING:              1-Jun-01
DISTRIBUTION DATE: 16-Jul-01                   ENDING:                30-Jun-01

       I.    Note Distributable Amounts

                                                                                                        Int(per         Total(per
                             Principal         Interest            Total       Prin(per$1000/orig)    $1000/orig)     $1000/ orig)
                          ----------------------------------------------------------------------------------------------------------
              CLASS A-1    $            -    $            -   $            -   $                 -   $          -   $              -
              CLASS A-2    $            -    $            -   $            -   $                 -   $          -   $              -
              CLASS A-3    $18,496,602.13    $ 1,068,548.10   $19,565,150.23   $       94.37041903   $ 5.45177603   $    99.82219506
              CLASS A-4    $            -    $   877,910.00   $   877,910.00   $                 -   $ 5.78333333   $     5.78333333
                          ----------------------------------------------------------------------------------------------------------
                TOTAL      $18,496,602.13    $ 1,946,458.10   $20,443,060.23   $       94.37041903   $11.23510936   $   105.60552839

       II.   Pool Balance at the end of the Collection Period                                                       $ 331,213,715.57

       III.  Insurance Premium                                                                                      $      55,225.00

       IV.   Spread Account Balance
                          (A) Balance after Deposits/Withdrawals for prior Distribution Date                        $  10,491,309.53
                          (B) Balance after Deposits/Withdrawals for current Distribution Date                      $  11,019,070.66

       V.    Spread Account Required Amount                                                                         $   9,936,411.47

       VI.   Spread Account Withdrawals
                             (A) Withdrawal to make required payments under 4.03                                    $              0
                             (B) Withdrawal to reimburse Preference Amounts (to Insurer)                            $              0

       VII.  Servicing Fee                                                                                                291,425.26

       VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                        $              0

       IX.   Indenture Trustee Fees not paid by Servicer or from Available Funds                                    $              0

       X.    Available Funds                                                                                        $  21,287,577.58

       XI.   Insured Payment (if any)                                                                               $              0

       XII.  Note Principal and Interest Carryover Shortfalls

                             Note Principal         Note Interest
                           Carryover Shortfall    Carryover Shortfall     Total
                          ------------------------------------------------------------
              CLASS A-1    $              0.00    $              0.00    $        0.00
              CLASS A-2    $              0.00    $              0.00    $        0.00
              CLASS A-3    $              0.00    $              0.00    $        0.00
              CLASS A-4    $              0.00    $              0.00    $        0.00
                          ------------------------------------------------------------
                TOTAL      $              0.00    $              0.00    $        0.00

       XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                          Current Distribution Date      Prior Distribution Date
                              Note Principal                  Note Principal                Change in Note
                            Carryover Shortfall            Carryover Shortfall      Principal Carryover Shortfall
                        -----------------------------------------------------------------------------------------
              CLASS A-1   $                    0.00     $                   0.00    $                        0.00
              CLASS A-2   $                    0.00     $                   0.00    $                        0.00
              CLASS A-3   $                    0.00     $                   0.00    $                        0.00
              CLASS A-4   $                    0.00     $                   0.00    $                        0.00
                        -----------------------------------------------------------------------------------------
                TOTAL     $                    0.00     $                   0.00    $                        0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                               COLLECTION PERIOD             21
SERVICER RPT DATE: 11-Jul-01                   BEGINNING:              1-Jun-01
DISTRIBUTION DATE: 16-Jul-01                   ENDING:                30-Jun-01

                            Prior Distribution Date    Current Distribution Date
                                 Note Interest              Note Interest                   Change in Note
                             Carryover Shortfall         Carryover Shortfall         Interest Carryover Shortfall
                        -----------------------------------------------------------------------------------------
              CLASS A-1   $                    0.00     $                   0.00    $                        0.00
              CLASS A-2   $                    0.00     $                   0.00    $                        0.00
              CLASS A-3   $                    0.00     $                   0.00    $                        0.00
              CLASS A-4   $                    0.00     $                   0.00    $                        0.00
                        -----------------------------------------------------------------------------------------
                TOTAL     $                    0.00     $                   0.00    $                        0.00

       IX.   Delinquency Ratio

                 A. Delinquency Statistics

                 Days                                         Outstanding                   Past Due
              Delinquent           Units                       Principal                     Amount
              ---------------------------------------------------------------------------------------------------
                  31- 60                       1045                10,485,578.63                       714,511.30
                  61- 90                        162                 1,566,809.92                       160,201.38
                 91- 120                         37                   331,892.56                        45,141.74
                    121+                          0                            -                                -
              ---------------------------------------------------------------------------------------------------
                TOTAL                         1,244                12,384,281.11                       919,854.42

                B. Delinquency Percentage

                    (1) Principal balance of delinquent contracts between 30 and
                            120 days                                                $               12,384,281.11
                    (2) Pool Principal Balance Beginning of Collection Period       $              349,710,317.70
                    (3) Delinquency Percentage (Line 1/Line 2)                                               3.54%

       X.    Principal Balance of repossessed Financed Vehicles in inventory        Units          Principal
                                                                                    -----     -------------------
                                                                                        -     $              0.00

       XI.   Liquidation Proceeds received from Defaulted Contracts                           $        475,334.68

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                               COLLECTION PERIOD             21
SERVICER RPT DATE: 11-Jul-01                   BEGINNING:              1-Jun-01
DISTRIBUTION DATE: 16-Jul-01                   ENDING:                30-Jun-01

I. POOL BALANCE CALCULATION:

A.     Original Pool Balance                                                794,746,210.70

B.     Beginning of Period Outstanding Pool Balance                         349,710,317.70

C.     Monthly Principal Amounts

       (1)   Monthly Scheduled Payments                                      10,014,767.63
       (2)   Full Prepayments (excluding Purchased Receivables)               7,451,239.19
       (3)   Defaulted Contracts during period                                1,036,423.59
       (4)   Receivables becoming Purchased Receivables during period                    -
       (5)   Other Receivables adjustments                                       (5,828.28)

       Total Monthly Principal Amounts                                       18,496,602.13

D.     Total Monthly Payments allocable to Interest                           3,227,002.87

E.     End of period Outstanding Pool Balance                               331,213,715.57

F.     Pool Factor                                                                0.416754

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                             Class A-1     Class A-2         Class A-3         Class A-4
                                                            -----------   ------------    ---------------    --------------
A.     Beginning of period Outstanding Principal Balance              -              -     189,964,107.00    151,800,000.00
B.     Noteholders' Principal Distributable Amount                    -           0.00      18,496,602.13              0.00
C.     Noteholders' Interest Distributable Amount                     -              -       1,068,548.10        877,910.00
                                                            ---------------------------------------------------------------
D.     Note Distributable Amount                                      -              -      19,565,150.23        877,910.00
E.     Note Principal Carryover Shortfall                             0              0                  0                 0
F.     Note Interest Carryover Shortfall                              0              0                  0                 0
G.     Insured Payment                                                0              0                  0                 0
H.     End of period Outstanding Principal Balance                    -              -     171,467,504.87    151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

       A.   Available Funds in Collection Account:
            (1)    Monthly Scheduled Payments on Receivables during period
                   (including partial prepays)
                   (a) Principal                                                          10,014,767.63
                   (b) Interest                                                            3,159,964.22
            (2)    Full Prepayments collected during period
                   (a) Principal                                                           7,152,433.77
                   (b) Interest                                                               63,743.40
            (3)    Net Liquidation Proceeds collected during period                          537,038.27
            (4)    Net Insurance Proceeds collected during period
                   (a) Principal                                                             298,805.42
                   (b) Interest                                                                3,295.25
            (5)    Purchase Amounts deposited in Collection Account                                   0
            (6)    Investment Earnings - Collection Account                                   57,529.62

           Total Available Funds in Collection Account                                    21,287,577.58

       B.   Available Funds in Payment Account:

            (1) Available Funds transferred from Collection Account                     $ 21,287,577.58

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                               COLLECTION PERIOD             21
SERVICER RPT DATE: 11-Jul-01                   BEGINNING:              1-Jun-01
DISTRIBUTION DATE: 16-Jul-01                   ENDING:                30-Jun-01

            (2) Amount withdrawn from Spread Account and deposited to Payment Account   $             -
            (3) Insured Payment deposited to Payment Account                            $             -

            Total Available Funds in Payment Account                                    $ 21,287,577.58

       C.   Distributions from Payment Account:

            (1) Monthly Servicing Fee                                                        291,425.26
            (2) Unpaid Monthly Servicing Fee for Prior Collection Period                              0
            (3) Owner Trustee Fees (if paid from Available Funds)                                     0
            (4) Indenture Trustee Fees (if paid from Available Funds)                                 0
            (5) Insurance Premium                                                             55,225.00
            (6) Note Interest Distributable Amount
                   (a)    Class A - 1                                                                 -
                   (b)    Class A - 2                                                                 -
                   (c)    Class A - 3                                                      1,068,548.10
                   (d)    Class A - 4                                                        877,910.00
            (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                   (a)    Class A - 1                                                                 0
                   (b)    Class A - 2                                                                 0
                   (c)    Class A - 3                                                                 0
                   (d)    Class A - 4                                                                 0
            (8) Note Principal Distributable Amount
                   (a)    Class A - 1                                                                 -
                   (b)    Class A - 2                                                                 -
                   (c)    Class A - 3                                                     18,496,602.13
                   (d)    Class A - 4                                                                 -
            (9)  Reimbursement Amounts Owing to Insurer                                               0
            (10) Spread Account Deposit (to increase to Required Amount)                     497,867.08
            (11) Indenture or Owner Trustee Fees (not paid under C)                                   0
            (12) Re-Liening Expenses                                                                  0
              (To the extent not paid by Servicer)
            (13) Transition Costs and Additional Servicing Fee to Successor Servicer                  0
            (14) After Servicer Default, remaining Available Funds deposited                          0
                in Note Distribution Account

            Total Distributions                                                           21,287,577.58

       D.   Excess Available Funds (or shortfall)                                                     -

       E.   Remaining Available Funds to holder of Residual Interest Certificate                      0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

       A.   Available Funds Transferred from Collection Account to Payment Account      $ 21,287,577.58
       B.   Distributions required under 4.03 (a)(i) through (vii)                      $ 20,789,710.50
       C.   Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)          $             -
       D.   Spread Account withdrawal required to reimburse Insurer for Preference
              Amounts                                                                                 0

V.   SPREAD ACCOUNT BALANCE

       A.   Spread Account Balance After Deposit/Disbursements
                   (1) Beginning Spread Account Balance                                 $ 10,491,309.53
                   (2) Investment Income Deposited to Spread Account                    $     29,894.05
                   (3) Withdrawal to make required payments under 4.03                  $             -
                   (4) Withdrawal to reimburse Preference Amounts (to Insurer)                        0
                   (5) Deposit to Spread Account after Disbursements                    $    497,867.08
                   (6) Spread Account Balance after Deposit/Disbursments                $ 11,019,070.66

       B.   Spread Account Required Amount                                              $  9,936,411.47

                   (1) 3% of Pool Balance                                               $  9,936,411.47

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                               COLLECTION PERIOD             21
SERVICER RPT DATE: 11-Jul-01                   BEGINNING:              1-Jun-01
DISTRIBUTION DATE: 16-Jul-01                   ENDING:                30-Jun-01

                   But in no event less than the lesser of (a) or (b)
                          (a) .5% of Original Pool Balance                              $  3,973,731.05
                          (b) Outstanding Principal Amount of All Notes                 $323,267,504.87

       C.   Excess Amount to Insurer for amounts owed under Insurance Agreement
                (lines A - B)                                                                         0

       D.   Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)     1,082,659.20

VI. INSURED PAYMENTS

       A. Available Funds Transferred from Collection Account to Payment Account        $ 21,287,577.58
       B. Available Funds Transferred from Spread Account to Payment Account            $             0
       C. Note Interest Distributable Amount                                               1,946,458.10
       D. Guaranteed Note Principal Amount                                              $             0
       E. Deficiency Amount                                                             $             -
          (Min:(Lines A+B-C-D) and $0.00)                                               $             0
       F. Preference Amount                                                             $             0
       G. Insured Payment (lines E+F)                                                   $             0

                             Note Principal         Note Interest
                           Carryover Shortfall    Carryover Shortfall     Total
              CLASS A-1    $              0.00    $              0.00    $        0.00
              CLASS A-2    $              0.00    $              0.00    $        0.00
              CLASS A-3    $              0.00    $              0.00    $        0.00
              CLASS A-4    $              0.00    $              0.00    $        0.00
                          ------------------------------------------------------------
                TOTAL      $              0.00    $              0.00    $        0.00

                          Current Distribution Date      Prior Distribution Date
                              Note Principal                  Note Principal                Change in Note
                            Carryover Shortfall            Carryover Shortfall      Principal Carryover Shortfall
              CLASS A-1   $                    0.00     $                   0.00    $                        0.00
              CLASS A-2   $                    0.00     $                   0.00    $                        0.00
              CLASS A-3   $                    0.00     $                   0.00    $                        0.00
              CLASS A-4   $                    0.00     $                   0.00    $                        0.00
                          ---------------------------------------------------------------------------------------
                TOTAL     $                    0.00     $                   0.00    $                        0.00

                          Current Distribution Date      Prior Distribution Date
                              Note Interest                   Note Interest                 Change in Note
                            Carryover Shortfall            Carryover Shortfall      Interest Carryover Shortfall
              CLASS A-1   $                    0.00     $                   0.00    $                        0.00
              CLASS A-2   $                    0.00     $                   0.00    $                        0.00
              CLASS A-3   $                    0.00     $                   0.00    $                        0.00
              CLASS A-4   $                    0.00     $                   0.00    $                        0.00
                        -----------------------------------------------------------------------------------------
                TOTAL     $                    0.00     $                   0.00    $                        0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                  $  7,741,146.87

VIII. DELINQUENCY RATIO

                 A. Delinquency Statistics

                 Days                                  Outstanding              Past Due
              Delinquent           Units                Principal                Amount
              ------------------------------------------------------------------------------
                  31- 60           1045                10,485,578.63              714,511.30
                  61- 90            162                 1,566,809.92              160,201.38
                 91- 120             37                   331,892.56               45,141.74
                    121+              0                            -                       -
              ------------------------------------------------------------------------------
                TOTAL              1,244               12,384,281.11              919,854.42

                 B. Delinquency Percentage

                    (1) Principal balance of delinquent contracts between 30 and 120 days    $  12,384,281.11
                    (2) Pool Principal Balance Beginning of Collection Period                $ 349,710,317.70
                    (3) Delinquency Percentage (Line 1/Line 2)                                           3.54%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                               COLLECTION PERIOD             21
SERVICER RPT DATE: 11-Jul-01                   BEGINNING:              1-Jun-01
DISTRIBUTION DATE: 16-Jul-01                   ENDING:                30-Jun-01

IX. CUMULATIVE NET LOSS RATIO

       (1)  Principal Balance of Defaulted Contracts in current Collection Period            $   1,036,423.59
       (2)  Cumulative Defaulted Contracts Including Defaulted Contracts in current
             Collection Period                                                               $  32,928,615.72
       (3)  Net Liquidation Proceeds collected during current Collection Period              $     537,038.27
       (4)  Cumulative Net Liquidation Proceeds Including Net Liquidation Proceeds in
             current Collection Period                                                       $  16,001,050.24
       (5)  Original Pool Balance                                                            $ 794,746,210.70
       (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                       2.130%

X. REPOSSESSED INVENTORY

                                                                                   Units       Principal
                                                                                -----------  --------------
       A. Principal Balance of repossessed Financed Vehicles (beg.)                      0                -
       B. Repossessed Financed Vehicles (Principal)                                          $ 1,102,323.95
       C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)             $   475,334.68
       D. Realized losses on sale of repossessed Financed Vehicles (Principal)               $   626,989.27
                                                                                -----------  --------------
       E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)            0   $            -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11TH day of July, 2001


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer